                                  STAPLES.COM
                          (A DIVISION OF STAPLES, INC.)
                             COMBINED BALANCE SHEETS
                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                         APRIL 29,
                                                           2000      JANUARY 29,
                                                        (UNAUDITED)     2000
                                                        -----------  ----------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents .........................   $    --      $    --
   Prepaid expenses and other current assets .........     1,655        1,578
   Inter-business receivable from Staples RD .........      --         23,660
                                                        -----------  ----------
      TOTAL CURRENT ASSETS ...........................     1,655       25,238

EQUIPMENT:
   Equipment .........................................    17,884       13,538
   Less accumulated depreciation .....................     2,778        1,110
                                                        -----------  ----------
      NET EQUIPMENT ..................................    15,106       12,428

OTHER ASSETS
   Investments .......................................   239,414       34,755
                                                        -----------  ----------
                                                       $ 256,175    $  72,421
                                                       ============  ==========

LIABILITIES AND DIVISIONAL NET WORTH
CURRENT LIABILITIES:

   Accrued expenses and other
    current liabilities............................... $  17,756    $   7,466
   Inter-business payable to Staples RD ..............   100,208         --
                                                        -----------  ----------
      TOTAL CURRENT LIABILITIES ......................   117,964        7,466

DIVISIONAL NET WORTH:
   Common stock:

     Staples.com Stock, $ .0006 par value
      600,000,000 shares authorized;
      14,028,672 shares issued and outstanding
      at April 29, 2000 and 13,626,093 at
      January 29, 2000 ...............................         8            8
   Additional paid-in capital ........................    78,231       75,604
   Cumulative foreign currency
    translation adjustments ..........................         3         --
   Unrealized gain on investments ....................   100,756        6,695
   Accumulated deficit ...............................   (40,787)     (17,352)
                                                        -----------  ----------
      TOTAL DIVISIONAL NET WORTH .....................   138,211       64,955
                                                        -----------  ----------
                                                       $ 256,175    $  72,421
                                                       ============  ==========


                                   STAPLES.COM
                          (A DIVISION OF STAPLES, INC.)
                        COMBINED STATEMENTS OF OPERATIONS
                (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                              (UNAUDITED)
                                                             13 WEEKS ENDED
                                                          ----------------------
                                                          April 29,       May 1,
                                                            2000          1999
                                                          ----------  ----------
Sales ..................................................   $ 75,363    $ 11,692
Cost of goods sold and occupancy costs .................     60,607       9,022
                                                          ----------  ----------
    Gross profit .......................................     14,756       2,670

OPERATING AND OTHER EXPENSES:
  Operating and selling ................................     33,248       3,683
  Site development costs ...............................      7,653         518
  General and administrative ...........................     13,491       1,845
  Interest and other expense, net ......................         85          15
                                                          ----------  ----------
    TOTAL OPERATING AND OTHER EXPENSES .................     54,477       6,061
                                                          ----------  ----------

   LOSS BEFORE INCOME TAXES ............................    (39,721)     (3,391)
  Income tax benefit ...................................    (16,286)     (1,322)
                                                          ----------  ----------
    NET LOSS ...........................................   $(23,435)   $ (2,069)
                                                          ==========  ==========

    NET LOSS ATTRIBUTED TO (NOTE A):
      Staples.com Stock ................................     (2,842)       --
      Staples RD Stock .................................    (20,593)     (2,069)
                                                          ----------  ----------
                                                           $(23,435)   $ (2,069)
                                                          ==========  ==========
  BASIC NET LOSS PER COMMON SHARE
     Historical net loss per common share ..............    $ (0.21)
                                                          ==========

  DILUTED NET LOSS PER COMMON SHARE
     Historical net loss per common share ..............    $ (0.21)
                                                          ==========

 PRO FORMA NET LOSS PER COMMON SHARE FOR TRACKING STOCK:

  BASIC NET LOSS PER COMMON SHARE
     Pro forma net loss per common share ...............                $ (0.02)
                                                                      ==========

  DILUTED NET LOSS PER COMMON SHARE
     Pro forma net loss per common share ...............                $ (0.02)
                                                                      ==========


                                   STAPLES.COM
                          (A DIVISION OF STAPLES, INC.)
                        COMBINED STATEMENTS OF CASH FLOWS
                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                (UNAUDITED)
                                                              13 WEEKS ENDED
                                                         -----------------------
                                                          April 29,       May 1,
                                                            2000          1999
                                                         ----------   ----------
OPERATING ACTIVITIES:
 Net loss ..............................................  $(23,435)    $ (2,069)
 Adjustments to reconcile net loss
  to net cash provided by (used in)
  operating activities:
  Depreciation and amortization ........................     2,418           71
  Change in assets and liabilities:
   Increase in prepaid expenses
    and other assets ...................................       (77)         251
   Increase in accounts payable, accrued
    expenses and other current liabilities .............    10,290          739
                                                         ----------   ----------
                                                            12,631        1,061
                                                         ----------   ----------

 NET CASH USED IN OPERATING ACTIVITIES .................   (10,804)      (1,008)

INVESTING ACTIVITIES:

 Acquisition of property and equipment .................    (4,346)        (104)
 Purchase of long-term investments .....................   (44,862)         --
                                                         ----------   ----------
 NET CASH USED IN INVESTING ACTIVITIES .................   (49,208)        (104)

FINANCING ACTIVITIES:

 Net proceeds from sale of capital stock ...............     1,877          --
 Repayment of inter-business
  advance to Staples RD ................................    27,940          --
 Proceeds from borrowings from Staples RD ..............    30,195        1,008
 Capital contributions from Staples RD .................      --            104
                                                         ----------   ----------
 NET CASH PROVIDED BY FINANCING ACTIVITIES .............    60,012        1,112

NET (DECREASE) INCREASE IN CASH AND
 CASH EQUIVALENTS ......................................       --          --

Cash and cash equivalents
 at beginning of period ................................       --          --
                                                         ----------   ----------
CASH AND CASH EQUIVALENTS
 AT END OF PERIOD ......................................   $   --      $   --
                                                         ==========   ==========
